Exhibit 99.1
APPLIED MATERIALS DELIVERS RECORD REVENUE AND EARNINGS PER SHARE

•	Record revenue of $3.55 billion up 45 percent year over year

•	Strong year-over-year increases in gross margin and operating margin

•	Record EPS of $0.76 and non-GAAP EPS of $0.79

SANTA CLARA, Calif., May 18, 2017 - Applied Materials, Inc. (NASDAQ:AMAT) today reported results for its second quarter ended April 30, 2017.
Compared to the same period last year, net sales increased by 45 percent to $3.55 billion; gross margin grew 4.1 points to 45.1 percent; operating margin increased by 9.2 points to 26.5 percent; and earnings per share (EPS) grew 162 percent to $0.76. On a non-GAAP adjusted basis, gross margin grew 3.6 points to 46.3 percent, operating margin increased by 8.6 points to 27.8 percent, and EPS grew 132 percent to $0.79.
The company generated $898 million in cash from operations and returned $390 million to shareholders through stock repurchases and cash dividends.
“Applied Materials delivered the highest quarterly revenue and earnings in our history, and we’ve now set new earnings records for four quarters in a row,” said Gary Dickerson, president and CEO.  “Across the company we have tremendous momentum as our markets are strong and getting stronger, and we’re sustainably growing faster than these markets by expanding our served opportunity and gaining share.”

Quarterly Results Summary

				Change
	Q2 FY2017	Q1 FY2017	Q2 FY2016	Q2 FY2017 vs. Q1 FY2017	Q2 FY2017 vs. Q2 FY2016
	(In millions, except per share amounts and percentages)
Net sales	$3,546	$3,278	$2,450	8%	45%
Gross margin	45.1%	44.1%	41.0%	1.0 points	4.1 points
Operating margin	26.5%	24.6%	17.3%	1.9 points	9.2 points
Net income	$824	$703	$320	17%	158%
Diluted earnings per share	$0.76	$0.65	$0.29	17%	162%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	46.3%	45.4%	42.7%	0.9 points	3.6 points
Non-GAAP adjusted operating margin	27.8%	26.0%	19.2%	1.8 points	8.6 points
Non-GAAP adjusted net income	$861	$732	$376	18%	129%
Non-GAAP adjusted diluted EPS	$0.79	$0.67	$0.34	18%	132%

Applied Materials, Inc.

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.
Business Outlook
In the third quarter of fiscal 2017, Applied expects net sales to be in the range of $3.6 billion to $3.75 billion; the midpoint of the range would be an increase of approximately 30 percent, year over year. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.79 to $0.87; the midpoint of the range would be an increase of approximately 66 percent, year over year.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.04 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Second Quarter Reportable Segment Information

Semiconductor Systems	Q2 FY2017	Q1 FY2017	Q2 FY2016
	(In millions, except percentages)
Net sales	$2,404	$2,150	$1,587
Foundry	41%	50%	30%
DRAM	19%	16%	20%
Flash	33%	25%	42%
Logic and other	7%	9%	8%
Operating income	808	690	364
Operating margin	33.6%	32.1%	22.9%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$854	$736	$410
Non-GAAP adjusted operating margin	35.5%	34.2%	25.8%

Applied Global Services	Q2 FY2017	Q1 FY2017	Q2 FY2016
	(In millions, except percentages)
Net sales	$724	$676	$633
Operating income	194	178	165
Operating margin	26.8%	26.3%	26.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$195	$179	$165
Non-GAAP adjusted operating margin	26.9%	26.5%	26.1%

Applied Materials, Inc.

Display and Adjacent Markets	Q2 FY2017	Q1 FY2017	Q2 FY2016
	(In millions, except percentages)
Net sales	$391	$422	$187
Operating income	84	115	31
Operating margin	21.5%	27.3%	16.6%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$84	$115	$31
Non-GAAP adjusted operating margin	21.5%	27.3%	16.6%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted to exclude the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; income tax items and certain other discrete adjustments. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of our performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that we do not believe are indicative of our ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, technology transitions, our business and financial performance and market share positions, our capital allocation, our development of new products and technologies, our business outlook for the third quarter of fiscal 2017, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended			Six Months Ended
(In millions, except per share amounts)	April 30, 2017	January 29, 2017	May 1, 2016	April 30, 2017	May 1, 2016
Net sales	$3,546	$3,278	$2,450	$6,824	$4,707
Cost of products sold	1,946	1,833	1,446	3,779	2,787
Gross profit	1,600	1,445	1,004	3,045	1,920
Operating expenses:
Research, development and engineering	437	417	386	854	760
Marketing and selling	116	118	102	234	208
General and administrative	107	103	91	210	173
Total operating expenses	660	638	579	1,298	1,141
Income from operations	940	807	425	1,747	779
Interest expense	44	38	37	82	79
Interest and other income, net	12	2	7	14	9
Income before income taxes	908	771	395	1,679	709
Provision for income taxes	84	68	75	152	103
Net income	$824	$703	$320	$1,527	$606
Earnings per share:
Basic	$0.76	$0.65	$0.29	$1.42	$0.54
Diluted	$0.76	$0.65	$0.29	$1.40	$0.53
Weighted average number of shares:
Basic	1,078	1,078	1,113	1,078	1,130
Diluted	1,087	1,089	1,119	1,088	1,137

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	April 30, 2017	January 29, 2017	October 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$4,944	$3,491	$3,406
Short-term investments	1,800	656	343
Accounts receivable, net	2,381	2,369	2,279
Inventories	2,609	2,281	2,050
Other current assets	284	297	275
Total current assets	12,018	9,094	8,353
Long-term investments	961	909	929
Property, plant and equipment, net	969	949	937
Goodwill	3,330	3,316	3,316
Purchased technology and other intangible assets, net	490	527	575
Deferred income taxes and other assets[1]	472	449	460
Total assets	$18,240	$15,244	$14,570
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, notes payable and accrued expenses	2,310	2,139	2,256
Customer deposits and deferred revenue	1,787	1,669	1,376
Total current liabilities	4,097	3,808	3,632
Long-term debt[1]	5,302	3,125	3,125
Other liabilities	629	624	596
Total liabilities	10,028	7,557	7,353
Total stockholders’ equity	8,212	7,687	7,217
Total liabilities and stockholders’ equity	$18,240	$15,244	$14,570

1 Balances reflect the effects of the retrospective adoption of the authoritative guidance in the first quarter of fiscal 2017, which required debt issuance costs to be presented as a direct reduction from the carrying amount of the related debt liability. These amounts were originally recorded under Other Assets.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended			Six Months Ended
	April 30, 2017	January 29, 2017	May 1, 2016	April 30, 2017	May 1, 2016
Cash flows from operating activities:
Net income	$824	$703	$320	$1,527	$606
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	103	97	96	200	192
Share-based compensation	53	54	48	107	102
Excess tax benefits from share-based compensation	(4)	(44)	(3)	(48)	(13)
Deferred income taxes	(16)	25	(22)	9	(7)
Other	—	9	5	9	15
Net change in operating assets and liabilities	(62)	(198)	37	(260)	(207)
Cash provided by operating activities	898	646	481	1,544	688
Cash flows from investing activities:
Capital expenditures	(77)	(64)	(47)	(141)	(115)
Cash paid for acquisitions, net of cash acquired	(26)	—	(8)	(26)	(8)
Proceeds from sales and maturities of investments	601	286	232	887	473
Purchases of investments	(1,779)	(589)	(182)	(2,368)	(464)
Cash used in investing activities	(1,281)	(367)	(5)	(1,648)	(114)
Cash flows from financing activities:
Debt borrowings (repayments), net of issuance costs	2,176	—	—	2,176	(1,205)
Proceeds from common stock issuances and others	46	—	42	46	44
Common stock repurchases	(282)	(130)	(900)	(412)	(1,525)
Excess tax benefits from share-based compensation	4	44	3	48	13
Payments of dividends to stockholders	(108)	(108)	(113)	(216)	(228)
Cash provided by (used in) financing activities	1,836	(194)	(968)	1,642	(2,901)
Increase (decrease) in cash and cash equivalents	1,453	85	(492)	1,538	(2,327)
Cash and cash equivalents — beginning of period	3,491	3,406	2,962	3,406	4,797
Cash and cash equivalents — end of period	$4,944	$3,491	$2,470	$4,944	$2,470
Supplemental cash flow information:
Cash payments for income taxes	$30	$35	$51	$65	$95
Cash refunds from income taxes	$6	$2	$98	$8	$103
Cash payments for interest	$41	$34	$42	$75	$76

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q2 FY2017	Q1 FY2017	Q2 FY2016
Unallocated net sales	$27	$30	$43
Unallocated cost of products sold and expenses	(120)	(152)	(130)
Share-based compensation	(53)	(54)	(48)
Total	$(146)	$(176)	$(135)
Additional Information

	Q2 FY2017	Q1 FY2017	Q2 FY2016
Net Sales by Geography (In millions)
United States	383	317	272
% of Total	11%	10%	11%
Europe	189	209	97
% of Total	5%	6%	4%
Japan	332	235	260
% of Total	9%	7%	10%
Korea	942	670	506
% of Total	27%	20%	21%
Taiwan	863	1,103	311
% of Total	24%	34%	13%
Southeast Asia	109	97	252
% of Total	3%	3%	10%
China	728	647	752
% of Total	21%	20%	31%

Employees (In thousands)
Regular Full Time	16.6	16.0	14.8

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Six Months Ended
(In millions, except percentages)	April 30, 2017	January 29, 2017	May 1, 2016	April 30, 2017	May 1, 2016
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,600	$1,445	$1,004	$3,045	$1,920
Certain items associated with acquisitions[1]	41	42	41	83	83
Inventory reversals related to restructuring[2]	—	—	—	—	(1)
Non-GAAP adjusted gross profit	$1,641	$1,487	$1,045	$3,128	$2,002
Non-GAAP adjusted gross margin	46.3%	45.4%	42.7%	45.8%	42.5%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$940	$807	$425	$1,747	$779
Certain items associated with acquisitions[1]	46	47	46	93	94
Acquisition integration costs	1	1	—	2	—
Reversals related to restructuring, net[2]	—	—	(1)	—	(2)
Other gains, losses or charges, net	—	(3)	—	(3)	—
Non-GAAP adjusted operating income	$987	$852	$470	$1,839	$871
Non-GAAP adjusted operating margin	27.8%	26.0%	19.2%	26.9%	18.5%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$824	$703	$320	$1,527	$606
Certain items associated with acquisitions[1]	46	47	46	93	94
Acquisition integration costs	1	1	—	2	—
Reversals related to restructuring, net[2]	—	—	(1)	—	(2)
Impairment (gain on sale) of strategic investments, net	—	5	(1)	5	(3)
Loss on early extinguishment of debt	—	—	—	—	5
Other gains, losses or charges, net	—	(3)	—	(3)	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items	(6)	(16)	16	(22)	(13)
Income tax effect of non-GAAP adjustments[3]	(4)	(5)	(4)	(9)	(9)
Non-GAAP adjusted net income	$861	$732	$376	$1,593	$678

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Results for the three and six months ended May 1, 2016 included favorable adjustments associated with the cost reductions in the solar business.

3	These amounts represent non-GAAP adjustments above multiplied by the effective tax rate within the jurisdictions the adjustments affect.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Six Months Ended
(In millions, except per share amounts)	April 30, 2017	January 29, 2017	May 1, 2016	April 30, 2017	May 1, 2016
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$0.76	$0.65	$0.29	$1.40	$0.53
Certain items associated with acquisitions	0.04	0.04	0.04	0.08	0.08
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items	(0.01)	(0.02)	0.01	(0.02)	(0.01)
Non-GAAP adjusted earnings per diluted share	$0.79	$0.67	$0.34	$1.46	$0.60
Weighted average number of diluted shares	1,087	1,089	1,119	1,088	1,137

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Six Months Ended
(In millions, except percentages)	April 30, 2017	January 29, 2017	May 1, 2016	April 30, 2017	May 1, 2016
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$808	$690	$364	$1,498	$629
Certain items associated with acquisitions[1]	46	46	46	92	93
Non-GAAP adjusted operating income	$854	$736	$410	$1,590	$722
Non-GAAP adjusted operating margin	35.5%	34.2%	25.8%	34.9%	24.4%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$194	$178	$165	$372	$314
Acquisition integration costs	1	1	—	2	—
Non-GAAP adjusted operating income	$195	$179	$165	$374	$314
Non-GAAP adjusted operating margin	26.9%	26.5%	26.1%	26.7%	25.3%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$84	$115	$31	$199	$79
Certain items associated with acquisitions[1]	—	—	—	—	—
Non-GAAP adjusted operating income	$84	$115	$31	$199	$79
Non-GAAP adjusted operating margin	21.5%	27.3%	16.6%	24.5%	17.9%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL HISTORICAL INFORMATION

Semiconductor Systems	Q2 FY2017	Q1 FY2017	Q4 FY2016	Q3 FY2016	Q2 FY2016	Q1 FY2016	FY2015
	(In millions, except percentages)
Net Sales	$2,404	$2,150	$2,127	$1,786	$1,587	$1,373	$6,135
Foundry	41%	50%	52%	37%	30%	36%	39%
DRAM	19%	16%	10%	11%	20%	28%	27%
Flash	33%	25%	23%	41%	42%	19%	21%
Logic and other	7%	9%	15%	11%	8%	17%	13%